UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2005

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BIZCOM U.S.A., INC.

(Exact name of registrant as specified in its charter)

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Florida	0-49812	65-0681772
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5440 N.W. 33rd Avenue, Suite 106, Fort Lauderdale, FL 33309-6338

(Address of Principal Executive Office) (Zip Code)

(954) 714-0028

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On November 9, 2005, BizCom U.S.A., Inc. d/b/a CX2 Technologies issued a press release announcing that it had entered into a Merchant Banking Agreement with St. James Investment Group, Inc. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

(c)

 Exhibits

99.1 Press Release, dated November 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIZCOM U.S.A., INC.

By:	/s/ Hanan (“Hank”) Klein
Hanan (“Hank”) Klein President and Chief Executive Officer

Date:  November 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 9, 2005